UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware (State or other jurisdiction of incorporation)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee (Address of principal executive offices)	38120 (ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
4.000% Notes due 3030	FDX 30A	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.625% Notes due 2034	FDX 34A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 28, 2026.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected eleven directors, each of whom will hold office until the annual meeting of stockholders to be held on April 26, 2027 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark A. Edmunds	184,768,952	1,374,502	177,476	20,515,766
Marvin R. Ellison	177,814,715	8,343,394	162,821	20,515,766
Susan Patricia Griffith	173,753,745	12,397,973	169,212	20,515,766
R. Brad Martin	180,574,798	5,570,074	176,058	20,515,766
Nancy A. Norton	185,919,066	221,798	180,066	20,515,766
Frederick P. Perpall	182,391,435	3,619,673	309,822	20,515,766
Joshua Cooper Ramo	179,223,977	6,922,425	174,528	20,515,766
Susan C. Schwab	178,192,942	7,958,067	169,921	20,515,766
Richard W. Smith	176,025,528	10,127,974	167,428	20,515,766
Rajesh Subramaniam	184,726,526	1,417,606	176,798	20,515,766
Paul S. Walsh	173,605,133	12,552,036	163,761	20,515,766

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	168,894,051 votes for (90.6% of the voted shares)

•	16,659,998 votes against (8.9% of the voted shares)

•	766,881 abstentions (0.4% of the voted shares)

•	20,515,766 broker non-votes

Proposal 3: The Audit and Finance Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the transition period from June 1, 2026 through December 31, 2026 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	195,099,819 votes for (94.3% of the voted shares)

•	11,573,499 votes against (5.6% of the voted shares)

•	163,378 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 4: A stockholder proposal regarding an independent board chair was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	72,957,240 votes for (39.2% of the voted shares)

•	112,362,887 votes against (60.3% of the voted shares)

•	1,000,803 abstentions (0.5% of the voted shares)

•	20,515,766 broker non-votes

Proposal 5: A stockholder proposal regarding a lower threshold to call a special meeting was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	27,824,490 votes for (14.9% of the voted shares)

•	157,791,908 votes against (84.7% of the voted shares)

•	704,532 abstentions (0.4% of the voted shares)

•	20,515,766 broker non-votes

Proposal 6: A stockholder proposal regarding a report on risks related to distributing abortion drugs was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	2,067,079 votes for (1.1% of the voted shares)

•	179,575,057 votes against (96.4% of the voted shares)

•	4,678,794 abstentions (2.5% of the voted shares)

•	20,515,766 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number	Description

99.1	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 29, 2026	By:	/s/ Gina F. Adams
Gina F. Adams
Executive Vice President, General Counsel and Secretary